                                                                         Ex 20.1

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:    July 31, 2001

                                              Scheduled Principal Balance of Contracts
-------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                 Ending
Principal                 Scheduled         Prepaid               Liquidated           Pre-Funding        Principal
Balance                   Principal         Principal             Principal                               Balance
-------------------------------------------------------------------------------------------------------------------------
  174,089,852.10           (129,284.52)     (1,757,964.21)              0.00               0.00          172,202,603.37
=========================================================================================================================

                               Pre-Funding Account
--------------------------------------------------------------------------------------------------------------
Beginning Principal         Principal             To            Distribution To        Ending Principal
Balance                     Deposit               Seller        Certificate Holder     Balance
--------------------------------------------------------------------------------------------------------------
            0.00                  0.00               0.00               0.00               0.00
==============================================================================================================


                                             Certificate Account
-------------------------------------------------------------------------------------------------------------------------

      Beginning                       Deposits                                        Investment             Ending
       Balance              Principal           Interest        Distributions          Interest              Balance
-------------------------------------------------------------------------------------------------------------------------

    1,937,595.61          1,867,442.80       1,685,722.18      (4,053,237.57)          3,259.13            1,440,782.15
=========================================================================================================================


 Scheduled                                  Scheduled                                                  Amount
 Gross                Servicing             Pass Thru             Liquidation        Reserve           Available for
 Interest             Fee                   Interest              Proceeds           Fund Draw         Distribution
-------------------------------------------------------------------------------------------------------------------------

    1,899,637.74            145,074.88         1,754,562.86               0.00              0.00           3,786,886.47
=========================================================================================================================



                                             P&I Advances at Distribution Date
                     --------------------------------------------------------------------------------

                           Beginning            (Recovered)         Current            Ending
                            Balance             (Advances)          Advances           Balance
                     --------------------------------------------------------------------------------


                            116,795.29          (116,795.29)      1,377,052.60      1,377,052.60
                     ================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                  July 31, 2001

Class B Crossover Test                                                                         Test Met?
--------------------------------------------------------------------------                     --------------------
(a) Remittance date on or after December 2005                                                           N


(b) Average 60 day Delinquency rate *                 6.5%                                              Y




(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                Dec. 2005 - May 2007                 8.00%                                              N
                June 2007 - May 2008                 9.00%                                              N
                June 2008 - Nov. 2010               11.75%                                              N
                Dec. 2010 and thereafter            13.75%                                              N


(e) Current realized loss ratio *                    3.50%                                              Y

(f) Does subordinated cert. percentage equal or
     exceed of stated scheduled pool balance       63.054%


                Beginning M balances                                             27,757,000.00

                Beginning B balances                                             21,490,000.00

                Overcollateralization                                             9,519,606.12
                                                                           --------------------
                                                                                 58,766,606.12
                Divided by beginning pool
                balance                                                         174,089,852.10
                                                                           --------------------
                                                                                        33.756%         N
                                                                           ====================

Average 60 day delinquency ratio:

                           Over 60s           Pool Balance              %
                      ---------------------------------------------------------
Current Mo                 5,127,059.53           172,202,603.37      2.98%
1st Preceding Mo           1,966,617.37           174,089,852.10      1.13%
2nd Preceding Mo             254,641.07           133,716,141.50      0.19%
                                                      Divided by         3
                                                                 --------------
                                                                      1.43%
                                                                 ==============








Cumulative loss ratio:

                       Cumulative losses                    0.00
                                          -----------------------
Divided by Initial Certificate Principal          179,070,130.40     0.000%
                                                                  =============


Current realized loss ratio:

                       Liquidation                 Pool
                            Losses               Balance
                      -------------------------------------------

Current Mo                         0.00           174,089,852.10
1st Preceding Mo                   0.00           133,716,141.50
2nd Preceding Mo                   0.00           136,541,130.40
                      -------------------------------------------
                                   0.00           148,115,708.00
                                                                     0.000%
                                                                  =============

* Denotes less than or equal to

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                         July 31, 2001

                                                                         Delinquency Analysis

                                             31 to 59 days             60 to 89 days          90 days and Over
                No. of     Principal               Principal                 Principal               Principal
                Loans      Balance          #      Balance          #        Balance        #        Balance
                --------------------------------------------------------------------------------------------------

Excluding Repos    4,232    171,994,714.28    182    6,141,883.58    95      3,259,358.97    46      1,659,811.47

          Repos        5        207,889.09      0            0.00     1         53,532.50     4        154,356.59
                --------------------------------------------------------------------------------------------------

          Total    4,237    172,202,603.37    182    6,141,883.58    96      3,312,891.47    50      1,814,168.06
                ==================================================================================================

                                                                             Repossession Analysis
                                         Active Repos                     Reversal       Current Month
      Total Delinq.                      Outstanding                    (Redemption)        Repos              Cumulative Repos
                Principal                      Principal                 Principal             Principal             Principal
   #            Balance               #        Balance           #        Balance      #       Balance       #       Balance
------------------------------------------------------------------------------------------------------------------------------------

       323         11,061,054.02        5        207,889.09        0         0.00       3        119,060.74   5          207,889.09

         5            207,889.09
---------------------------------

       328         11,268,943.11
=================================

      7.7%                 6.54%
=================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                          July 31, 2001

REPOSSESSION LIQUIDATION REPORT

                              Liquidated                                                              Net
     Account     Customer      Principal     Sales        Insur.      Total      Repossession     Liquidation
     Number        Name        Balance      Proceeds     Refunds     Proceeds      Expenses        Proceeds
----------------------------------------------------------------------------------------------------------------
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00
                                                                         0.00                            0.00


                                    Net               Current
 Unrecov.    FHA Insurance       Pass Thru           Period Net         Cumulative
 Advances      Coverage          Proceeds           Gain/(Loss)      Gain/(Loss)
---------------------------------------------------------------------------------------
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00
                                      0.00                 0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                          July 31, 2001

REPOSSESSION LIQUIDATION REPORT

                              Liquidated                                                              Net
     Account     Customer      Principal     Sales        Insur.      Total      Repossession     Liquidation
     Number        Name        Balance      Proceeds     Refunds     Proceeds      Expenses        Proceeds
----------------------------------------------------------------------------------------------------------------
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                                                                         0.00                               0.00
                             -----------------------------------------------------------------------------------
                                  -             0.00         0.00        0.00         0.0 0                 0.00
                             ===================================================================================

                                    Net               Current
 Unrecov.    FHA Insurance       Pass Thru           Period Net         Cumulative
 Advances      Coverage          Proceeds           Gain/(Loss)      Gain/(Loss)
------------------------------------------------------------------------------------------------
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
                                        0.00                 0.00
-----------------------------------------------------------------
      0.00          0.00                0.00                 0.00               0.00
=================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MO. MONTH             July 31, 2001

CERTIFICATE INTEREST ANALYSIS

                                                                                Current
                      Pass       Beginning Carry-                             Carry-Over                              Ending
Senior               Through      Over Priority        Current Priority    Priority Interest                        Carry-Over
Certificates          Rate       Interest Balance      Interest Accrual         Accrual              Paid             Balance
                     ---------------------------------------------------------------------------------------------------------------
A-1                     5.1600%              0.00            160,193.26              0.00           160,193.26               0.00

A-2                     5.9200%              0.00            173,160.00              0.00           173,160.00               0.00

A-3                     6.6100%              0.00             88,684.17              0.00            88,684.17               0.00

A-4                     7.4050%              0.00            165,804.12              0.00           165,804.12               0.00

A-I0                    6.0000%              0.00            300,000.00              0.00           300,000.00               0.00
                                                  -------------------------------------------------------------

Total                                        0.00            887,841.55              0.00           887,841.55               0.00
                                ====================================================================================================

                                                                                Current                               Ending
                      Pass       Beginning Carry-                             Carry-Over                            Carry-Over
Subordinate          Through      Over Priority        Current Priority    Priority Interest  Priority Interest  Priority Interest
Certificates          Rate       Interest Balance      Interest Accrued         Accrued              Paid             Balance
                     ---------------------------------------------------------------------------------------------------------------

M-1                     8.0650%              0.00             96,282.66              0.00            96,282.66               0.00

M-2                     8.9900%              0.00            100,620.58              0.00           100,620.58               0.00

B-1                    8.22000%              0.00             76,056.69              0.00            76,056.69               0.00

B-2                    10.5000%              0.00             94,018.75              0.00            94,018.75               0.00

X                                      565,475.72            496,115.76              0.00                 0.00       1,061,591.48

R                                            0.00                  0.00              0.00                 0.00               0.00

Service Fee             1.0000%              0.00            145,074.88              0.00           145,074.88               0.00

Current Trustee Fees                                           3,626.87                               3,626.87

Total                                  565,475.72          1,011,796.19              0.00           515,680.43       1,061,591.48
                                ==================================================================================================

All Certificates                       565,475.72          1,899,637.74              0.00         1,403,521.98       1,061,591.48
                                ==================================================================================================

                                                                                                  Interest
                                                                                                  Paid Per
                                                                                                    1000             Total Class
                                                                                                Denomination        Distribution
                                                                                             --------------------------------------
                                                                                                      3.74283        2,543,557.75

                                                                                                      4.93333          173,160.00

                                                                                                      5.50833           88,684.17

                                                                                                      6.17083          165,804.12

                                                                                                                       300,000.00


                                                                                                                     3,271,206.04
                                                                                                                 ==================

  Beginning                                Current                              Ending            Interest
 Carry-Over              Current         Carry-Over                           Carry-Over          Paid Per
  Writedown             Writedown         Writedown          Writedown        Writedown             1000             Total Class
Int. Balance          Int. Accrued      Int. Accrued       Interest Paid     Int. Balance       Denomination        Distribution
-----------------------------------------------------------------------------------------------------------------------------------

          0.00                                                                       0.00             6.72083           96,282.66

          0.00                                                                       0.00             7.49167          100,620.58

          0.00                                                                       0.00             7.07833           76,056.69

          0.00                                                                       0.00             8.75000           94,018.75

                                                                                                                             0.00

                                                                                                                             0.00

                                                                                                                       145,074.88

                                                                                                                         3,626.87

          0.00                  0.00              0.00                0.00           0.00                              515,680.43
==========================================================================================                    ====================

          0.00                  0.00              0.00                0.00           0.00                            3,786,886.47
==========================================================================================                    ====================

                                               Cumulative X Interest Shortfall                                       1,061,591.48
                                               Cumulative Accelerated Prin. Disb.                                   (1,061,591.48)
                                                                                                              --------------------
                                               Cumulative Losses                                                             0.00
                                                                                                              ====================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                          July 31, 2001

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL
                                                 Beginning              Beginning
Senior               Original Certificate      Certificate        Principal Shortfall   Current Principal         Current
Certificates               Balance               Balance              Carry-Over               Due             Principal Paid
----------------------------------------------------------------------------------------------------------------------------------
A-1                         42,800,000.00          37,254,245.98                  0.00         1,887,248.73         1,887,248.738

A-2                         35,100,000.00          35,100,000.00                  0.00                 0.00                 0.000

A-3                         16,100,000.00          16,100,000.00                  0.00                 0.00                 0.000

A-4                         26,869,000.00          26,869,000.00                  0.00                 0.00                 0.000


                     -------------------------------------------------------------------------------------------------------------
Total Certificate
Principal Bal.             120,869,000.00         115,323,245.98                  0.00         1,887,248.73         1,887,248.73
                     =============================================================================================================

                                                 Beginning              Beginning
Subordinate          Original Certificate      Certificate        Principal Shortfall   Current Principal         Current
Certificates               Balance               Balance              Carry-Over               Due             Principal Paid
--------------------------------------------------------------------------------------------------------------------------------
M-1                         14,326,000.00          14,326,000.00                  0.00                 0.00                 0.00
M-1 Outstanding
 Writedown                                                  0.00

M-2                         13,431,000.00          13,431,000.00                  0.00                 0.00                 0.00
M-2 Outstanding
 Writedown                                                  0.00

B-1                         10,745,000.00          10,745,000.00                  0.00                 0.00                 0.00
B-1 Outstanding
 Writedown                                                  0.00

B-2                         10,745,000.00          10,745,000.00                  0.00                 0.00                 0.00
B-2 Outstanding
 Writedown                                                  0.00

Excess Asset
 Principal Balance           8,954,130.40           9,519,606.12
                     ------------------------------------------------------------------------------------------------------------

Total Excluding
 Writedown Balances         58,201,130.40          58,766,606.12                  0.00                 0.00                 0.00
                     ============================================================================================================

All Certificates
 Excluding Writedown
  Balances                 179,070,130.40         174,089,852.10                  0.00         1,887,248.73         1,887,248.73
                     ============================================================================================================

                                                    Accumulated
                     Ending Principal                Principal                  Ending                               Principal Paid
Senior               Shortfall Carry-               Distribution             Certificate                               Per $1,000
Certificates               Over                        Amount                  Balance              Pool Factor       Denomination
---------------------------------------          ---------------------------------------------
A-1                               0.00                   496,115.76              34,870,881.49         81.47402%           55.68609

A-2                               0.00                         0.00              35,100,000.00        100.00000%            0.00000

A-3                               0.00                         0.00              16,100,000.00        100.00000%            0.00000

A-4                               0.00                         0.00              26,869,000.00        100.00000%            0.00000

                    -------------------          ---------------------------------------------
Total Certificate
 Principal Bal.                   0.00                    496,115.76            112,939,881.49
                    ===================          =============================================

                                                               Accelerated
                         Ending Principal     Current          Principal           Ending                            Principal Paid
Subordinate              Shortfall Carry-     Writedown/       Distribution        Certificate                         Per $1,000
Certificates             Over                 (Writeup)        Amount              Balance          Pool Factor       Denomination
                     -------------------------------------------------------------------------
M-1                               0.00                                           14,326,000.00        100.00000%            0.00000
M-1 Outstanding
 Writedown                        0.00                                                    0.00

M-2                               0.00                                           13,431,000.00        100.00000%            0.00000
M-2 Outstanding
 Writedown                        0.00                                                    0.00

B-1                               0.00                                           10,745,000.00        100.00000%            0.00000
B-1 Outstanding
 Writedown                        0.00                                                    0.00

B-2                               0.00                                           10,745,000.00        100.00000%            0.00000
B-2 Outstanding
 Writedown                                                                                0.00

Excess Asset
 Principal Balance                                             (496,115.76)      10,015,721.88
                     -------------------------------------------------------------------------

Total Excluding
 Writedown Balances               0.00          0.00           (496,115.76)      59,262,721.88
                     =========================================================================

All Certificates
 Excluding Writedown
  Balances                        0.00          0.00                  0.00      172,202,603.37
                        ======================================================================